UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 21, 2004
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                         FRONTIER FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

       Washington                    000-15540                  91-1223535
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(State or other jurisdiction        (Commission              (IRS employer
  of incorporation)                  File Number)            identification No.

               332 SW Everett Mall Way, Everett, Washington 98204
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                (Address of principal executive offices/Zip Code

       Registrant's telephone number, including area code: (425) 514-0700
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)             Exhibits:

Exhibit No.     Description
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   99           Press Release, dated April 20, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 20, 2004, the Corporation released earnings information for the first quarter ended March 31, 2004. The press release includes information regarding interest income on a taxable equivalent basis, or TE. TE is a non-GAAP performance measure used by management in operating the business which management believes provides investors with a more accurate picture of the net interest margin for comparative purposes.

                                   SIGNATURES
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               Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

       Dated:  April 21, 2004

                            FRONTIER FINANCIAL CORPORATION

                                                By:   /s/ Michael J. Clementz
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                                                         Michael J. Clementz
                                                Its:     President & CEO